UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024

Ormat Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32347	88-0326081
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6884 Sierra Center Parkway Reno, Nevada	89511-2210
(Address of principal executive offices)	(Zip Code)

(775) 356-9029
(Registrant’s telephone number, including area code)

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ORA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 11, 2024, Ormat Technologies, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, as underwriter (the “Underwriter”), and ORIX Corporation (“ORIX”) in connection with an underwritten secondary offering (the “Offering”), pursuant to which ORIX agreed to sell 3,700,000 shares (the “Underwritten Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an initial offering price of $76.20 per share. In addition, ORIX granted the Underwriter a 30-day option to purchase an additional 555,000 shares of Common Stock (the “Option Shares” and, together with the Underwritten Shares, the “Shares”). The Offering is expected to close on or about December 13, 2024, subject to customary closing conditions.

All of the Shares are being sold by ORIX, and the Company did not issue any new shares of Common Stock or receive any proceeds in connection with the Offering.

The Offering is being made pursuant to the Company’s automatically effective shelf registration statement on Form S-3 (Registration No. 333-283733), which was previously filed on December 11, 2024 with the Securities and Exchange Commission (the “SEC”), and a prospectus supplement, dated December 11, 2024, and accompanying prospectus, dated December 11, 2024.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and ORIX and customary conditions to closing, obligations of the parties and termination provisions. Additionally, the Company and ORIX have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriter may be required to make because of any of those liabilities.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the complete text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

A copy of the opinion of White & Case LLP relating to the legality of the Shares is filed herewith as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 11, 2024, between Ormat Technologies, Inc., Goldman Sachs & Co. LLC, as underwriter, and ORIX Corporation.
5.1	Opinion of White & Case LLP.
23.1	Consent of White & Case LLP (included in Exhibit 5.1).
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.

Date:	December 13, 2024	By:	/s/ Doron Blachar
			Name:	Doron Blachar
			Title:	Chief Executive Officer

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